1 1 Fiscal 2021 Third Quarter Results Ro ge r Pe r re a u l t President and CEO, UGI Corporation Te d J . J a s t r ze bs k i Chief Financial Officer, UGI Corporation Ro b e r t F. B e a rd Executive Vice President Natural Gas, UGI Corporation 1

2 2 About This Presentation This presentation contains statements, estimates and projections that are forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended). Management believes that these are reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions (including increasingly uncertain weather patterns due to climate change) and the seasonal nature of our business; cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil as well as the availability of LPG cylinders; increased customer conservation measures; the impact of pending and future legal or regulatory proceedings, inquiries or investigations, liability for uninsured claims and for claims in excess of insurance coverage; domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East and the withdrawal of the United Kingdom from the European Union, and foreign currency exchange rate fluctuations (particularly the euro); the timing of development of Marcellus and Utica Shale gas production; the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business; our ability to successfully integrate acquired businesses and achieve anticipated synergies; the interruption, disruption, failure, malfunction, or breach of our information technology systems, including due to cyber- attack; the inability to complete pending or future energy infrastructure projects; our ability to achieve the operational benefits and cost efficiencies expected from the completion of pending and future transformation initiatives including the impact of customer disruptions resulting in potential customer loss due to the transformation activities; uncertainties related to the global pandemics, including the duration and/or impact of the COVID-19 pandemic; and the extent to which we are able to utilize certain tax benefits currently available under the CARES Act and similar tax legislation and whether such benefits will remain available in the future.

3 3 Third Quarter Summary Roger Perreault President and CEO, UGI Corporation

Third Quarter and YTD 2021 Financial Overview

UGI CORPORATION

Q3 FY21 Adjusted Diluted EPS[1]


63%
$0.08
$0.13
Q3 FY20
Q3 FY21

YTD FY21 Adjusted Diluted EPS[1]


17%
$2.81
$3.30
YTD FY20
YTD FY21

- **GAAP diluted EPS of $0.71 in Q3 FY21** vs. $0.41 in Q3 FY20
  - **Q3 FY21 adjusted diluted EPS[1] of $0.13**
- **Record YTD GAAP diluted EPS of $4.48** vs. $2.49 for YTD FY20
  - **YTD adjusted diluted EPS[1] of $3.30**
- Strong results for the quarter from the diversified business led by:
  - Increased total margins at UGI International
  - New base rates at UGI Utilities effective from January 1, 2021
- **Expect to deliver at the top end of the FY2021 guidance range of $2.90 - $3.00[2]**

1. *Adjusted EPS is a non-GAAP measure. See Slide 7 and Appendix for Q3 FY21 and YTD reconciliations, respectively.*
2. *Because we are unable to predict certain potentially material items affecting diluted earnings per share on a GAAP basis, principally mark to market gains and losses on commodity and certain foreign currency derivative instruments, we cannot reconcile fiscal year 2021 adjusted diluted earnings per share, a non GAAP measure, to diluted earnings per share, the most directly comparable GAAP measure, in reliance on the "unreasonable efforts" exception set forth in SEC rules.*

4

5 5 Third Quarter 2021 Highlights 5 • Strong results from our diversified business for the quarter • UGI Utilities continues strong customer growth and is on track for another record year of capital expenditure • Anticipate continued strong rate base growth; 11.4% rate base CAGR between FY2016-20 • 2,200+ heating and commercial customers added in Q3 FY21 • Midstream & Marketing business continues to leverage its strategic supply assets; Pine Run assets performing well • LPG businesses on track to deliver previously targeted benefits from the business transformation initiatives • UGI continues to execute on its renewables strategy • Expands RNG production capabilities with Hamilton RNG joint venture • Hamilton RNG has entered into definitive agreements to develop innovative food waste digester projects to produce RNG in Ohio and Kentucky • GHI will be the exclusive off-taker and marketer of RNG for Hamilton RNG • Regulatory process to create a JV with SHV Energy for the production and use of rDME1 progressing 1. rDME stands for Renewable Dimethyl Ether, which is a low-carbon sustainable liquid gas.

6 6 Third Quarter Financial Review Ted J. Jastrzebski Chief Financial Officer, UGI Corporation

7 7 Third Quarter Adjusted Diluted Earnings per Share Q3 FY21 Q3 FY20 AmeriGas Propane $(0.10) $(0.07) UGI International 0.15 (0.05) Midstream & Marketing 0.04 0.03 UGI Utilities 0.04 0.02 Corporate & Other (a) 0.58 0.48 Earnings per share – diluted 0.71 0.41 Net gains on commodity derivative instruments not associated with current-period transactions (1.09) (0.55) Unrealized losses on foreign currency derivative instruments - 0.02 Business transformation expenses 0.07 0.02 Impairment of investment in PennEast 0.44 - Impairment of assets held-for-sale - 0.18 Total adjustments (a) (0.58) (0.33) Adjusted earnings per share – diluted $0.13 $0.08 (a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources.

8 8 0.94 0.97 0.65 1.06 0.44 0.51 0.70 0.75 YTD FY20 YTD FY21 Third Quarter and YTD 2021 Results Recap UGI Utilities Midstream & Marketing UGI International AmeriGas YTD Adjusted Diluted EPS1 – Segment Split 1. Adjusted Diluted EPS is a non-GAAP measure. See Slide 7 and Appendix for Q3 FY21 and YTD reconciliations, respectively. 2. Includes $0.08 Corporate & Other. 3. Includes $0.01 Corporate & Other. $2.812 $3.303 Q3 FY21 GAAP diluted EPS of $0.71 compared to $0.41 in Q3 FY20 YTD FY21 GAAP diluted EPS of $4.48 compared to $2.49 in YTD FY20 Q3 FY21 Adjusted Diluted EPS1 – Comparison with Q3 FY20 $0.13 $(0.03) $0.08 $0.20 $0.01 $0.02 $(0.15) Q3 FY20 AmeriGas UGI International Midstream & Marketing UGI Utilities Corporate & Other Q3 FY21

Financial Results - AmeriGas

(Millions of dollars)	Q3 FY20		Q3 FY21
Earnings Before Interest Expense & Income Taxes	$19		
Total Margin		(14)	
Operating and Administrative Expenses		(3)	
Depreciation and Amortization		2	
Other Income and Expense, net		7	
Earnings Before Interest Expense & Income Taxes			$11

Item	Primary Drivers
Total Volume ↑	Retail gallons sold increased 1% largely due to higher national account volumes (18% increase), partially offset by lower residential and cylinder exchange volumes, structural conservation and other residual volume loss
Total Margin ↓	Decrease primarily attributable to lower average retail unit margins due to the lower cylinder exchange volumes, partially offset by the growth in national account volumes
Operating and Admin Expenses ↑	Higher vehicle fuel and maintenance expenses, advertising costs and general insurance costs; effect partially offset by LPG transformation savings
Other Income and Expense ↑	Primarily attributable to absence of late customer fees in the prior-year period and one-time gains on asset sales

Weather versus normal


Colder
16.9%
2.5%
Q3 FY20
Q3 FY21
Warmer

12.3% warmer than prior year

9

10 10 Item Primary Drivers Total Volume ↑ Retail LPG gallons increased 21% due to colder than prior-year weather and continued recovery from the COVID-19 pandemic Total Margin ↑ Reflects increases in volumes and the translation effects of the stronger euro ($20 Million), partially offset by slightly lower average LPG unit margins Operating and Admin Expenses ↑ Primarily reflects higher costs attributable to increased volumes, increased compensation and employee benefits-related costs and the translation effects of the stronger euro ($13 Million) Realized FX Gains ↓ Lower realized gains on foreign currency derivative instruments Financial Results – UGI International (Millions of dollars) Q3 FY20 Q3 FY21 Earnings Before Interest Expense & Income Taxes $21 Total Margin 51 Operating and Administrative Expenses (23) Depreciation and Amortization (3) Realized FX Gains (2) Other Income and Expense, net (3) Earnings Before Interest Expense & Income Taxes $41 Weather versus normal 54.7% colder than prior year (14.7%) Warmer 24.4% Q3 FY20 Q3 FY21 (17.3%)

11 11 Item Primary Drivers Total Margin ↑ Primarily reflects increased margins from capacity management, gas gathering and renewable energy marketing activities, largely offset by absence of margins attributable to HVAC and Conemaugh that were divested in FY20 Financial Results – Midstream & Marketing Weather versus normal 18.6% warmer than prior year Warmer (1.5%) Q3 FY20 Q3 FY21 21.0% (Millions of dollars) Q3 FY20 Q3 FY21 Earnings Before Interest Expense & Income Taxes $20 Total Margin 1 Earnings Before Interest Expense & Income Taxes $21

12 12 Item Primary Drivers Volume ↑ Throughput increased 1 bcf reflecting higher large delivery service volumes, partially offset by lower core market volumes Total Margin ↑ Reflects base rate increase that went into effect on January 1, 2021 and higher customer fees Operating and Admin Expenses ↓ Includes lower uncollectible accounts expense, lower payroll taxes, and lower environmental expenses, partially offset by higher contracted labor costs Depreciation ↑ Continued distribution system and IT capital expenditure activity Financial Results – Utilities (Millions of dollars) Q3 FY20 Q3 FY21 Earnings Before Interest Expense & Income Taxes $21 Total Margin 3 Operating and Administrative Expenses 2 Depreciation (3) Other Income and Expense, net 2 Earnings Before Interest Expense & Income Taxes $25 Weather versus normal 16.2% warmer than prior year Warmer 5.0% Q3 FY20 Q3 FY21 25.4%

13 13 Liquidity Update • Year-to-date Cash Flow from Operating Activities of $1,047 Million compared to $963 Million in the prior-year period • $377M (31% increase) in free cash flow1 in the nine months ended June 30, 2021, compared to the prior-year period • Strong balance sheet position with $2.4 Billion in available liquidity2 as of June 30, 2021 • $220 Million attributable to the Equity Unit Issuance • $215 Million related to Term Loan Commitment; proceeds may be used to finance portion of the Mountaineer Acquisition and for general corporate purposes $1.2 $1.6 $1.5 $1.5 $1.6 $2.4 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Available Liquidity Liquidity ($ in Billion) 1. Free Cash Flow is a non-GAAP measure and is defined as Cash Flow from Operating Activities – Capital Expenditures – Dividends paid. Please see Appendix for reconciliation. 2. Defined as cash and cash equivalents, undrawn upon senior note and term loan commitments, and available borrowing capacity on our revolving credit facilities.

14 14 Business Update & Conclusion Roger Perreault President and CEO, UGI Corporation

15 15 Business Update • Pending acquisition of the Mountaineer Gas Company, largest gas LDC in West Virginia (WV) • Filed a unanimous settlement and testified before the WV Public Service Commission • Expect to file a Proposed Order by August 10th for the Commission’s approval • Anticipate closing well before the calendar year-end, potentially as early as within this fiscal year • Financing completed and accretive to earnings in the first full year of operations • UGI Utilities Electric Division reached an agreement on its rate case with the PA Public Utility Commission • Filed a Joint Petition for Approval of Settlement on July 19th for a $6.15 Million annual base distribution rate increase; expect new rates from November 2021 • Second phase of base rate increase of $10 Million at Gas Utilities implemented effective July 1st • Construction of new state-of-the-art safety training facility completed • Launched Cynch in 3 additional markets; now serving 23 cities in the US

16 16 Conclusion  Strong year-to-date performance highlights the benefits of our diversified business  Expect to be at the top end of our FY2021 guidance range of $2.90 - $3.001  Balance sheet remains strong to meet liquidity and capital investment needs  Well positioned to deliver reliable earnings growth  Committed to continuous improvement and driving efficiencies in our operations  Continuing to invest in our Natural Gas business and progress opportunities in renewable energy solutions  UGI remains committed to meeting its long-term financial targets and delivering value to its customers, employees and shareholders Reliable Earnings Growth RebalanceRenewables 6-10% EPS Growth and 4% Dividend Growth 1. Because we are unable to predict certain potentially material items affecting diluted earnings per share on a GAAP basis, principally mark to market gains and losses on commodity and certain foreign currency derivative instruments, we cannot reconcile fiscal year 2021 adjusted diluted earnings per share, a non GAAP measure, to diluted earnings per share, the most directly comparable GAAP measure, in reliance on the “unreasonable efforts” exception set forth in SEC rules.

17 17 Q & A Q

18 18 Appendix

19 19 UGI Supplemental Footnotes • Management uses “adjusted net income attributable to UGI Corporation”, “free cash flow” and “adjusted diluted earnings per share,” all three of which are non-GAAP financial measures, when evaluating UGI’s overall performance. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and other significant discrete items that can affect the comparison of period-over-period results. • Management does not designate its commodity and certain foreign currency derivative instruments as hedges under GAAP. Volatility in net income attributable to UGI Corporation as determined in accordance with GAAP can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions. These gains and losses result principally from recording changes in unrealized gains and losses on unsettled commodity and certain foreign currency derivative instruments and, to a much lesser extent, certain realized gains and losses on settled commodity derivative instruments that are not associated with current-period transactions. However, because these derivative instruments economically hedge anticipated future purchases or sales of energy commodities, or in the case of certain foreign currency derivatives reduce volatility in anticipated future earnings associated with our foreign operations, we expect that such gains or losses will be largely offset by gains or losses on anticipated future energy commodity transactions or mitigate volatility in anticipated future earnings. • Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. • The table on slide 20 reconciles net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and the table on slide 7 reconcile diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above. Slide 22 reconciles the free cash flow to the Net cash provided by operating activities.

Third Quarter Adjusted Net Income

UGI CORPORATION

(Dollars in Millions)	Q3 FY21	Q3 FY20
AmeriGas Propane	$(20)	$(15)
UGI International	31	(11)
Midstream & Marketing	8	7
UGI Utilities	9	4
Corporate & Other (a)	122	100
Net income attributable to UGI Corporation	**150**	**85**
Net gains on commodity derivative instruments not associated with current-period transactions (net of tax of $94 and $49, respectively)	(231)	(114)
Unrealized losses on foreign currency derivative instruments (net of tax of $(1) and $(3), respectively)	-	4
Acquisition expenses associated with the pending Mountaineer Acquisition (net of tax of $0 and $0, respectively)	1	-
Business transformation expenses (net of tax of $(6) and $(3), respectively)	15	4
Impairment of assets held-for-sale (net of tax of $0 and $(15), respectively)	-	37
Impairment of investment in PennEast (net of tax of $0 and $0, respectively)	93	-
Total adjustments (a) (b)	**(122)**	**(69)**
Adjusted net income attributable to UGI Corporation	**$28**	**$16**

(a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources.

(b) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.

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21 21 YTD Adjusted Diluted Earnings per Share YTD FY21 YTD FY20 AmeriGas Propane $0.97 $0.94 UGI International 1.06 0.65 Midstream & Marketing 0.51 0.44 UGI Utilities 0.75 0.70 Corporate & Other (a) 1.19 (0.24) Earnings per share – diluted 4.48 2.49 Net gains on commodity derivative instruments not associated with current-period transactions (1.75) (0.07) Unrealized losses on foreign currency derivative instruments 0.03 0.07 Acquisition and integration expenses associated with the CMG Acquisition - 0.01 Acquisition expenses associated with the pending Mountaineer Acquisition 0.01 - Business transformation expenses 0.20 0.14 Impairment of assets held-for-sale - 0.17 Impairment of investment in PennEast 0.44 - Impact of change in Italian tax law (0.11) - Total adjustments (a) (1.18) 0.32 Adjusted earnings per share – diluted $3.30 $2.81 (a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources.

22 22 Free Cash Flow (Dollars in Millions) YTD 2021 YTD 2020 Net cash provided by operating activities $1,047 $963 (-) Expenditures for property, plant and equipment (460) (471) (-) Dividends on UGI Common Stock (210) (204) Free Cash Flow $377 $288

23 23 Investor Relations: Tameka Morris 610-456-6297 morrista@ugicorp.com Arnab Mukherjee 610-768-7498 mukherjeea@ugicorp.com